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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 5, 2003


                 COLE NATIONAL CORPORATION 401 (K) SAVINGS PLAN
                   FOR EMPLOYEES AT FORMER NUVISION LOCATIONS
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                     1-12814                 34-1453189
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              file number)           Identification No.)

5915 LANDERBROOK DRIVE
MAYFIELD HEIGHTS, OHIO                                         44124
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (440) 449-4100



                                 Not Applicable
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Effective June 13, 2002, the Board of Directors of Cole National Corporation, a Delaware corporation (the "Company"), on recommendation of the Audit Committee of the Company, replaced Arthur Andersen LLP ("Arthur Andersen") with Deloitte & Touche LLP ("D&T") as the Company's independent public accountants. At the same time, the Board of Directors, on recommendation of the Audit Committee of the Company, replaced Arthur Andersen as the independent public accountants for the Cole National Corporation 401(k) Savings Plan for Employees at Former NuVision Locations (the "Plan") and appointed Grant Thornton LLP ("Grant Thornton") to serve as the independent public accountants for the Plan for the year ended December 31, 2001. The Company has now determined to replace Grant Thornton as the Plan's independent public accountants and to appoint D&T to serve as the Plan's independent public accountants for year ended December 31, 2002 in an effort to streamline and increase the efficiencies of the Company's external accounting functions under one independent auditing firm. The appointment of D&T as the independent public accountants for the Plan became effective June 5, 2003.

         Grant Thornton's audit report on the Plan's financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Grant Thornton has not provided an audit report on the Plan's financial statements for the year ended December 31, 2002.

         During the Plan year ended December 31, 2001 and the subsequent interim period preceding the decision to change the Plan's independent public accountants, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit report on the Plan's financial statements for such year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Grant Thornton with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Grant Thornton's letter, dated June 9, 2003, stating that it found no basis for disagreement with such statements.

         In the year ended December 31, 2001 and through the date hereof, the Company and the Plan did not consult with D&T with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    Exhibits.

         Exhibit
         Number        Description
         -------       -----------------

          16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated June 9, 2003.

                                       1


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            COLE NATIONAL CORPORATION 401 (K) SAVINGS PLAN FOR EMPLOYEES AT FORMER NUVISION LOCATIONS


                            By:  /s/ Ann M. Holt
                                -----------------------------------------------
                                   Name:  Ann M. Holt
                                   Title:  Senior Vice President and Corporate
                                           Controller


Date:  June 11, 2003


                                       2

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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER      DESCRIPTION
         -------     -----------

          16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated June 9, 2003.


                                       3